LEASE AGREEMENT FOR BUILDING AND APPURTENANCES AT
4228 First Avenue, Suite 15, Tucker, GA 30084

This agreement, dated January 1, 2017 is between McKibben Johnson, LLC, Tenant and Randolph Acquisitions, Inc., Landlord for the use by Tenant of the building and appurtenances at Tucker Professional Building, 4228 First Avenue, Suite 15, Tucker, GA 30084, as Tenant's business office.

1. This lease agreement shall be for a term of Two (2) Years, which begins at midnight on January 1, 2017 and shall continue through December 31, 2018 unless sooner terminated as provided. Tenant or Landlord shall terminate this agreement by giving the other party written notice by certified mail on or before first day of the month which possession of 4228 First Avenue, Suite 15, Tucker, GA 30084 is to be surrendered to Landlord. The Tenant shall vacate the premises on the last day of the month in which notice is received by Landlord. Tenant may terminate prior to December 31, 2018, by providing a Written 60 Day Notice of Termination to Landlord.

2. The rent shall be Two Thousand Dollars per month, due on the first day of each month, in advance, to be paid without demand. Prior to the commencement of the term of this contract and before the occupancy of the lease space, the Tenant shall deposit with the Landlord the first and last month's lease payments. Rental payments not received within five (5) days of the due date shall be subject to and bear a late payment charge of 5% percent of the amount of such rental payment, and rental payments not received within fifteen (15) days of the due date shall be subject to and bear a late payment charge of 10% percent of the amount of such rental payment. Tenant shall be required to deposit only such pro rata share of the first month rent as is remaining in the month after it is mutually agreed that the leasehold is ready for occupancy. Occupancy shall indicate such mutual agreement.

3. Neither Landlord or Landlord's agents have made representations or promises with respect to the Building, the Premises, or this Lease except as herein expressly set forth. The taking of possession of the Premises by the Tenant shall be conclusive evidence, as against Tenant, that Tenant accepts the same "as is" and that the Premises and the Building of which the same are a part are suited for the use intended by Tenant and were in good and satisfactory condition at the time Tenant took possession, latent defect expected.

4. The Tenant shall provide water, electricity, natural gas and other utilities for the 4228 First Avenue, Suite 15, Tucker, GA 30084 building and pay all charges for those utilities when due. The Landlord shall be in no way liable for any damage or injury to persons or property resulting from any failure or interruption of water supply or other utilities, or of heating, cooling, or plumbing systems.

5. The Tenant agrees that Tenant shall use reasonable care in maintaining the lease space and in maintaining security for the 4228 First Avenue, Suite 15, Tucker, GA 30084 building. No alterations, modifications, renovations nor remodeling of the Landlord's property or fixtures shall be made without first obtaining written consent from the Landlord. The Tenant agrees that he will not remove the Landlord's fixtures, furniture, stored property, and/or furnishings from the building for any purpose. Tenant shall use the Premises only for normal and customary office purposes, and shall not use the Premises for any other purpose or for any illegal purpose, nor shall Tenant violate any statute, regulation, rule or order of any governmental body, nor shall Tenant create or allow to exist any nuisance or disturbance, nor shall Tenant do any act in or about the Premises, or bring anything onto or into the Premises, which will in any way increase the rate of insurance on the Premises or said building or property.

6. The Landlord shall not be liable for any damages or losses to persons or property caused by other persons. The Landlord shall not be liable for personal injury or damage or loss of occupants personal property from theft, vandalism, fire, rain storms, smoke, explosions, sonic booms, or other causes whatsoever, unless the same is due to the gross negligence of the Landlord or his representatives. The occupant further agrees to maintain renter's or business insurance for the Tenant's loss and liability that may be incurred through occupancy of the lease space in the Amount of $100,000.00.

7. In contemplation of the occupancy of the building, the Landlord shall provide the repair of the heating/air conditioning system and plumbing. Landlord shall be responsible for all maintenance and repairs to the

outside of the building and the repairs for the interior of the building. Tenant is to report immediately in writing to Landlord any defective condition in or about the Premises known to Tenant.

8. Landlord shall not be liable to Tenant in any manner whatsoever including, but not limited to, abatement of rent, for failure to furnish or delay in furnishing any service, whether or not such failure or delay is caused by voluntary compliance of Landlord with any regulation or request made by a legally constituted National, State or Local authority as a result of the energy crisis or any other problem of general, National, State or Local concern; or by repairs, renewals, or improvements; or by any strike, lockout, or other labor controversy; or by reason of any accident or negligence of Landlord, or its employees, or other casualty whatsoever; or by the act or failure to act, or default of Landlord or any other whomsoever; all whether or not the reason therefore and cause thereof is within or without the control of Landlord. Nor shall Landlord be liable for any act, default, or negligence of any employee of Landlord in reference to such services; nor shall such failure or delay to furnish any service or services by Landlord and act or failure to act or negligence of Landlord's employee's be an actual or constructive eviction of Tenant; nor shall any such event operate to relieve Landlord from the prompt and punctual performance of each and all of the covenants to be performed herein by Tenant; nor shall Landlord be liable to Tenant for damage to person or property caused by defects in the cooling, heating, electric service, or other apparatus or property of Tenant whether from the premises or any part of the building or property adjoining Building. So long as Tenant is not in default hereunder; Landlord warrants Tenant's quiet enjoyment without let or hindrance by Landlord.

9. Tenant may, with prior written consent of Landlord assign this lease or any interest thereunder, sublet the Premises or any part thereof, permit use of Premises by any party other than the Tenant and its employees, sublessees, or assignees shall become liable to Landlord for all obligations of Tenant hereunder, without relieving Tenant from liability hereunder. Subleases and assignees shall use the premises for legitimate office space only.

10. The Tenant agrees that the Landlord may enter the building at any time for any reasonable purpose.

11. The Tenant agrees that:

(a) failure to pay rent when due,

(b) failure to reimburse the owner for damages, repairs, or service calls necessitated by Tenant's negligence or improper use,

(c) any other breach, violation, or other failure by Tenant to comply with any term, provision or covenant of this contract, or of any applicable state or local laws,

(d) Tenant abandons, deserts or vacates the leased space,

(e) any petition is filed by or against Tenant under any section or chapter of the Federal Bankruptcy Code, as amended, or any similar state laws,

(f) Tenant becomes insolvent or makes a transfer in fraud of creditors,

(g) Tenant makes an assignment for benefit or creditors, or

(h) a receiver is appointed for a substantial part or all of the assets of Tenant shall constitute a default of this contract.

12. Landlord shall have the option to do and perform any one or more of the following in addition to, and not in limitation of, any other remedy or right provided by law or by this lease:

(a) Terminate this Lease in which event Tenant shall immediately surrender the Premises to Landlord; but if Tenant shall fail to do so, Landlord may, without prejudices to any other remedy Landlord may have either by law or by this lease otherwise, obtain possession, sue for rent in arrears and damages for breach of contract, enter upon the Premises and expel or remove Tenant and Tenant's personal property with or

without force and without being liable to Tenant, and Tenant agrees to indemnify and hold Landlord harmless for all loss and damage which Landlord may suffer by reason of such Lease termination whether through inability to relet the Premises or through decrease in rent or by damage to the Premises, or otherwise.

(b) Enter the Premises and remove Tenant and its personal property therefrom, by force if necessary, without terminating this Lease of being liable to Tenant in any manner whatsoever for such acts, and relet the Premises as the agent of Tenant shall be liable to Landlord for any deficiency which may arise by reason of such reletting during the remainder of the term of this Lease, but shall not be entitled to any surplus so arising.

(c) Pursuit by Landlord of any of the foregoing courses of action shall not constitute an election for remedies nor shall it preclude the pursuit of any of the other courses of action herein provided or any other remedies provided by law. No termination of this Lease by lapse of time or otherwise shall affect Tenants right to collect rental for any period prior to termination thereof.

13. No act or thing done by Landlord or its employees and agents during the Lease term shall be deemed an acceptance of a surrender of the Premises, and no agreement to accept a surrender of the Premises shall be valid unless the same be made in writing by Tenant. Tenant is liable for reasonable attorney's fees in the event that the Landlord bring any action under this Lease and/or enforce any of Landlord's rights under this lease. The receipt by Landlord of rental with knowledge of the breach of covenant shall not be deemed a waiver of such breach.

14. If the Premises are totally destroyed (or so substantially damaged as to be untenable) by storm, fire, earthquake, or any other casualty, this Lease shall terminate as of the date of such destruction or damage, and rental shall be accounted for as between Landlord and Tenant as of that date.

15. If the Premises are damaged but not rendered wholly untenable, rental shall abate in such proportion as the use of the Premises has been destroyed until the Landlord has restored the Premises to substantially the same condition as before damage whereupon full rental shall recommence. Nothing contained herein shall require Landlord to make such restoration however, if not deemed advisable in its judgment. Landlord shall notify Tenant in writing within ninety days of such damage and of its intention to restore or not to restore the Premises to their original condition. If Landlord decides against such reconstruction or fails to provide such notice, Tenant may, at its option, cancel this lease. If such event stated in this paragraph occurs, Landlord shall not be liable to Tenant for inconvenience, annoyance, loss of profits, expenses, or any other type of injury or damage resulting from the repair of such damage, or from any repair, modification arranging, or rearranging of any portion of the Premises or any part or all of the Building or for termination of this lease as provided in this paragraph. Tenant assumes the risk of any and all damage to its personal property in or on the Premises or the property and from any casualty whatsoever.

16. If the whole of the Premises or such portion thereof as will make the Premises unusable for the purposes herein leased be condemned by any legally constituted authority for any public use or purpose, then in either of said events the term hereby granted shall cease from the time when possession thereof is taken by public authorities, and rental shall be accounted for as between Landlord and Tenant as of that date. Any Tenant condemnation shall in no way affect the respective rights and obligations of Landlord and Tenant hereunder. It is expressly agreed that the Tenant shall not have any right or claim to any part of any award made to or received by the Landlord for such taking.

17. If Tenant shall be required in order to use the Premises for the purposes herein provided, by any governmental authority to repair, alter, remove, construct, reconstruct, or improve any part or all of the Premises or the Building, such action shall be made by and at Tenant's expense but shall not in any way affect Tenant's obligations under this Lease, and Tenant waives all claim for injury, damage or abatement of rent because of such repair, alteration, removal, construction, reconstruction, or improvement; provided, however, if such action by Tenant shall render the Premises untenable and if Landlord cannot complete such acts within ninety days after notice to it to perform such acts by the governmental authority, either Landlord or Tenant upon written notice to the other delivered not later than 120 days after the date of notice by such governmental authority, may terminate this Lease, in which event rent shall be apportioned and paid up to and including the date the Premises becomes untenable if terminated by Tenant. If any such repairs, alterations, removal, construction, reconstruction or improvement shall be required by reason of Tenant's use or occupancy, then such action shall be by and at Tenants expense.

18. At the expiration of the Lease term herein Tenant's tenancy hereof is terminated. If Tenant remains in possession after such expiration without a new written Lease having been executed between Tenant and Landlord, regardless of whether Tenant pays any rent to Landlord after such termination, or remains with Landlords permission, such act or acts shall not constitute a renewal of Lease or constitute any lease for any additional period, but such act or acts shall constitute an agreement between Tenant and Landlord that Tenant shall be a month-to-month tenant and there shall be no renewal of this Lease by operation of Law. Under such tenancy, the monthly rental shall be the total monthly rental payable during the last month of the term of this Lease plus an additional ten percent of such sum.

19. Tenant agrees that this lease shall be inferior and subordinate to (1) any security deed or mortgage now encumbering the Premises or Building and to all advances already made, or which may be thereafter made, on account of said security deed or mortgage to the full extent of all debts and charges secured thereby, and (2) any renewals or extensions of any part thereof, and (3) any security deeds or mortgages which any owner or Tenant thereof may hereafter, at any time, elect to place thereon; and (4) any ground sale or lease of the property on which the Premises are situated, which may exist, or which may, at any time hereafter, be made to exist; and Tenant agrees that upon request it will execute any paper or papers which counsel for Tenant may deem necessary to accomplish that end, and, that upon Tenant's failure or refusal to do so, Tenant is hereby empowered to execute such paper or papers in the name of and as attorney-in-fact for Tenant, and as the act and deed of Tenant. Landlord and Tenant acknowledge that such power of attorney is coupled with an interest and is irrevocable for the term of this Lease. In the event of a foreclosure, pursuant to any such security deeds or mortgages, Tenant shall thereafter remain bound pursuant to the terms of this Lease as if a new and identical Lease between such purchaser as Tenant and Landlord as Landlord, had been entered into for the remainder of the term of this Lease.

20. Tenant hereby waives and renounces for itself any and all homestead or exemption rights which it may have under or by virtue of the Constitution and Laws of the United States and the State of Georgia, and any other state as against any debt Tenant may owe Landlord under this Lease, and Tenant hereby transfers, conveys and assigns to Landlord all homestead or exemption rights which may be allowed or set apart to Tenant, including such as may be set apart in any Bankruptcy proceedings, to pay any debt Tenant may owe Landlord hereunder. If any rent or other debt owing by Tenant to Landlord hereunder is collected by or through an attorney-at-law, Tenant agrees to pay an additional amount equal to 15% of the principal and interest owing under this lease as attorneys' fees and any court costs that may arise.

21. Tenant agrees to indemnify and hold harmless Landlord for loss, damage, claims, expense or injury arising from Tenant's failure to comply with each of Tenant's obligations, covenants and agreements set forth in this Lease and from any negligence, act or omission of Tenant, its employees, agents, licensees or invitees. Tenant agrees to indemnify and hold Landlord harmless form any administrative or criminal action by any governmental authority, where such injury, expense, damages or claims result either directly or indirectly from the negligence, misconduct or breach by Tenant, its agents, servants, or employees, or any other persons entering into or about Premises or Building under express or implied invitation of Tenant. Tenant further agrees to reimburse Landlord for any costs or expenses, including attorney's fees, which Landlord may incur in investigating, settling, compromising or litigating any such claims.

22. Landlord may assign its interest in this Lease or any part hereof or right hereunder; and if such event occurs, Tenant shall be given written notice of such assignment and shall be bound by such act.

23. If any clause or provision of this Lease is or becomes illegal, invalid, or unenforceable because of present or future laws or any rule or regulation of any governmental body or entity effective during its term, the intention of the parties hereto is that the remaining parts of this Lease shall not be affected thereby, unless such invalidity is, in the sole determination of the Landlord, essential to the rights of both parties, in which event Landlord has the right to terminate this Lease on written notice to Landlord.

24. No failure or delay of Landlord to exercise any right or power given it herein or to insist upon strict compliance by Tenant with any obligation imposed on it herein, and no custom or practice of either party hereto at variance with any term hereof shall constitute a waiver or modification of the terms hereof by Landlord of any right it has herein to demand strict compliance with the terms hereof by Tenant. No officer, agent or employee of Landlord has or shall have any authority to waive any provision of this Lease unless such waiver is expressly made in writing and signed by an authorized officer of Landlord.

25. This Lease contains the entire agreement of the parties, and no representations, inducements, promises or agreements, oral or otherwise, between the parties not embodied herein shall have any force or effect. Tenant acknowledges that Landlord shall have the continuing right to Lease or use space within the real property containing the Premises for any lawful use or purpose and that no representation or promise, express or implied, has been made as to who may be co-tenant within the real property, now or in the future, or as to any services or benefits now available or to be made available in the future from any co-tenant or others.

26. Time is of the essence in this Lease.

27. (a) The words "Tenant" and "Landlord" as used in this Agreement shall include the respective contracting party, whether singular or plural, and whether masculine or feminine, or a partnership, joint venture, business trust, corporation, or other entity, as well as heirs, personal representatives, and permitted successors and assigns of such party.

(b) The term "Building" as contained herein may be interpreted to include plural, i.e. buildings, being all of the rental space available for Lease at the designated street address for the entire property exclusive of individual office designation.

28. Insofar as the attached Special Stipulations, if any, conflict with any of the foregoing provision, the Special Stipulations shall apply and control.

29. Any notices or other communications under this Agreement is to be in documented form. Any notice or other communication may be delivered personally, or by United States first class mail, or by Postal Service or commercial overnight document delivery service, or may be transmitted by electronic means, using the following contact information:

1. To the Landlord, addressed to:
RANDOLPH ACQUISITIONS, INC.
Richard J. Randolph III
4228 First Avenue, Suite 15, Tucker, GA 30084
404-867-3110 phone
rrandolph@randolphacquisitions.com

2. To the Tenant, addressed to:
MCKIBBEN JOHNSON, LLC
4228 First Avenue, Suite 15, Tucker, GA 30084
770-854-0400 ph; 770-783-8984 fax
fjohnson@mckibbenjohnson.com

Any notice given under this Agreement is deemed to have been given on the date dispatched or transmitted, or if given personally, on the date such notice document was personally delivered. The contact information in this paragraph may be changed by the respective parties upon a documented notice delivered pursuant to this paragraph.

30. Tenant also agrees to the Rules and Regulations which are attached hereto and made a part hereof and all Rules and Regulations which Landlord may hereafter from time to time adopt and promulgate for the reasonable and ordinary operation and management of Premises and the Building shall, during the term of this Lease, and any renewal or extension thereof, be observed and performed by Tenant and by Tenant's employees and agents. Landlord agrees to make reasonable efforts to protect Tenant from interference, disturbance, breach of non-performance of any Rule or Regulation or amendment thereto by any third party including other tenants in the Building. Landlord shall not be liable for any interference, disturbance, or breach, whether caused by a tenant of Landlord or by another person or entity, nor shall Tenant be relieved from any obligation herein because of interference, disturbance or breach of another. Tenant will not, in any manner, deface or injure the Building or any part thereof. Tenant will not permit any objectionable noise to be emitted from the Premises, or do anything or permit anything to be done upon the Premises or the Building in any way tending to create a nuisance, or tending to disturb any other tenant of the Building, or the occupants of the adjoining property, or tending to injure the reputation of the Building.

31. This contract and all rights of the Tenant hereunder are subject to any and all recorded restrictions, covenants and conditions and to any and all deeds to secure debt which may now or hereafter affect the land and building of which the lease space to the Tenant is a part, and to all renewals, modifications, consolidations, replacements and extensions thereof. If in the event that the holder of any such deed to secure debt enforces the remedies provided by law or under such deed to secure debt, the Tenant agrees that he will, upon the request of such holder or any other person or entity succeeding to the interest of such holder as a result of such enforcement, automatically become the tenant of such holder or successor in interest, without change in the terms or other provisions of this lease; provided, however that neither such holder nor any such successor in interest shall be bound by (a) any payment of rent or additional rent for more than (1) month in advance, except prepayments in the nature of security for the performance of the Tenant of his obligations under the contract (and then only if such prepayments have been deposited with and are under the control of such holder); or (b) any amendment or modification of this contract made without the express written consent of such holder or successor in interest. Upon request by such holder or successor in interest, the Tenant agrees to execute and deliver an instrument or instruments confirming the preceding sentence of this paragraph.

32. This contract shall create the relationship of landlord and tenant between the Landlord and the Tenant. No estate shall pass out of the Landlord, and the Tenant has only a usufruct not subject to levy and sale. If any provision of this agreement or the application thereof to any person or circumstance be invalid or unenforceable to any extent, such invalidity or unenforceability shall not affect the validity or enforceability of any other provision of the agreement the remainder of which shall be enforced to the greatest extent permitted by law.

33. This agreement has been executed in multiple copies, one for each party. Tenant agrees that no oral contracts have been entered into, and that this contract cannot be modified, except in writing.

IN WITNESS WHEREOF, the parties have executed this Agreement, or, when appropriate, have caused this instrument to be executed by duly authorized officers with the appropriate seal of the organization, on December 21, 2016.

LANDLORD:
RANDOLPH ACQUISITIONS, INC.

By:
Richard J. Randolph III, President

TENANT:
MCKIBBEN JOHNSON, LLC

By:
Felicia N. Johnson, Esq., Managing Member